OMB APPROVAL
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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08612

MARTIN CURRIE BUSINESS TRUST
(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland			EH1 2ES
(Address of principal executive offices)			(Zip code)

Lorraine McFarlane c/o Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh Scotland EH1 2ES
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-479-4660

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2006 to April 30, 2007

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

MCBT Japan Mid Cap Fund

MCBT Pan European Mid Cap Fund

ANNUAL REPORT
APRIL 30, 2007

MARTIN CURRIE BUSINESS TRUST

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2007

OBJECTIVE	Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities other than securities of issuers located in the USA and Canada.

LAUNCH DATE	July 1, 1994

FUND SIZE	$29.1m

PERFORMANCE	Total return from May 1, 2006 through April 30, 2007

  •  MCBT Opportunistic EAFE Fund  +16.2%

  •  Morgan Stanley Capital International (MSCI) EAFE Index  +20.3%

Annualized total return from May 1, 2002 through April 30, 2007

  •  MCBT Opportunistic EAFE Fund  +16.6%

  •  Morgan Stanley Capital International (MSCI) EAFE Index  +17.1%

Annualized total return from May 1, 1997 through April 30, 2007

  •  MCBT Opportunistic EAFE Fund (excluding all transaction fees)  +8.8%

  •  MCBT Opportunistic EAFE Fund (including all transaction fees)  +8.6%

  •  Morgan Stanley Capital International (MSCI) EAFE Index  +9.1%

Annualized total return from July 1, 1994 through April 30, 2007

  •  MCBT Opportunistic EAFE Fund (excluding all transaction fees)  +8.2%

  •  MCBT Opportunistic EAFE Fund (including all transaction fees)  +8.1%

  •  Morgan Stanley Capital International (MSCI) EAFE Index (a)  +8.3%

The graph below (in 000s) represents the annualized total return of the portfolio from May 1, 1997 through April 30, 2007 including all transaction fees, if any, versus the Morgan Stanley Capital International (MSCI) EAFE Index from May 1, 1997 to April 30, 2007.

(a)  Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

Performance shown is net of all fees after reimbursement from Martin Currie Inc. (the "Investment Manager" or "Martin Currie"). Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived by the Investment Manager during the period shown. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchases and redemptions. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective June 28, 2000. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2007

PORTFOLIO COMMENTS	Over the twelve months to April 30th the portfolio returned 16.2% compared to a return of 20.3% by the MSCI EAFE index, the Fund's benchmark. The underperformance to the index was largely due to the impact of the weakness in global markets during the summer as a repricing of risk impacted cyclicals and emerging markets areas to which we are significantly exposed. The recovery in the fourth quarter and in particular March and April 2007 have been supportive to relative returns although currently insufficient to offset the relative weakness last year. In the year to date period, through April 30, 2007 the Fund is ahead of its benchmark by approximately 50 basis points.

Transaction activity has focused on ensuring that the profile of the portfolio remained concentrated in companies exposed to change as evidenced by positive earnings revisions and improving growth. This has led to a focus on companies in the industrial sector across all markets. During the course of the year, relative exposure to Japan and emerging markets has fallen as better opportunities presented themselves in Europe in particular. Significant contributors to returns have been in Fiat S.p.A., where the management team have brought about a reappraisal of the company with positive new model launches, an improvement in the standing of marques such as Alfa Romeo, Masseratti and strength in trucking with Iveco and in the USA through CNH Global NV. MAN AG has been another contributor as the outlook for European truck demand has increased significantly and the speculation of corporate activity. Julius Baer Holding Ltd. has responded to a new management approach with significant growth in high net worth flows and improving financial management. More recently our holding in ABN AMRO Holding NV has benefited from the corporate activity around that company. Japan has languished as a market and our returns have been relatively poor. A focus on companies sensitive to the Japanese domestic economy has been costly as a weaker Yen than expected drove the earnings of the export sector and a poor Japanese domestic economy negatively impacted our holdings.

OUTLOOK

The European markets in particular appear well positioned. Growth across core Europe is ahead of expectations with positive earnings revisions, seemingly reasonable valuations and significant liquidity. Corporate activity is rife, leading to volatility at the stock level. In global emerging markets, risk appetite has reached the highs of last summer and we have felt it prudent to reduce exposure. Growth remains intact in emerging markets and valuations reflect a lot of confidence relative to lower risk areas in developed Europe. In Japan we continue to approach the market on a stock-by-stock basis looking for investments that are competitive on a global basis as the domestic drivers to the market appear largely absent. As such the recent earnings season has given some guidance on holdings and some further shifts are anticipated.

Markets are typically volatile in the summer and it would seem that 2007 should be no different. The economic outlook and the earnings environment continue to look appealing on a mid term view and we are confident that, as long as the liquidity environment remains intact, markets will continue to appreciate and be supported by strengthening currencies relative to the US dollar.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2007

INVESTMENT MANAGER PROFILE	James Fairweather, a member of the team that has primary responsibility for the day-to-day management of the Fund, spent three years with Montague Loebl Stanley & Co. as an institutional sales and economics assistant. He moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984. He has worked in our Far East, North American and continental European investment teams. Appointed a director in 1987, James became head of our continental European team in 1992. He was appointed deputy chief investment officer in 1994 with overall responsibility for our investments in emerging markets. James was promoted to chief investment officer in 1997.

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Europe
Allianz SE	(Germany)	3.1%
Siemens AG	(Germany)	2.7
UniCredito Italiano	(Italy)	2.7
ABN AMRO Holding NV	(Netherlands)	2.6
Roche Holding AG	(Switzerland)	2.6
BP	(United Kingdom)	2.6
BHP Billiton	(United Kingdom)	2.4
Petroplus Holdings AG	(Switzerland)	2.4
UBS AG	(Switzerland)	2.3
National Bank of Greece	(Greece)	2.3

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2007

OBJECTIVE	Capital appreciation through investment primarily in equity and equity-related securities of issuers located in countries with emerging markets and developing economies.

LAUNCH DATE	February 14, 1997

FUND SIZE	$522.3m

PERFORMANCE	Total return from May 1, 2006 through April 30, 2007

  •  MCBT Global Emerging Markets Fund  +18.3%

  •  Morgan Stanley Capital International (MSCI) Emerging Markets Free Index  +18.2%

Annualized total return from May 1, 2002 through April 30, 2007

  •  MCBT Global Emerging Markets Fund  +25.3%

  •  Morgan Stanley Capital International (MSCI) Emerging Markets Free Index  +25.8%

Annualized total return from May 1, 1997 through April 30, 2007

  •  MCBT Global Emerging Markets Fund (excluding all transaction fees)  +9.7%

  •  MCBT Global Emerging Markets Fund (including all transaction fees)  +9.5%

  •  Morgan Stanley Capital International (MSCI) Emerging Markets Free Index  +9.2%

Annualized total return from February 14, 1997 through April 30, 2007

  •  MCBT Global Emerging Markets Fund (excluding all transaction fees)  +9.5%

  •  MCBT Global Emerging Markets Fund (including all transaction fees)  +9.4%

  •  Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (a)  +8.8%

The graph below (in 000s) represents the annualized total return of the portfolio from May 1, 1997 through April 30, 2007 including all transaction fees, if any, versus the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index from May 1, 1997 to April 30, 2007.

(a)  Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

Performance shown is net of all fees. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchases and redemptions. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2007

PORTFOLIO COMMENTS	It was a very good (albeit very volatile) year for emerging markets and for the Fund. As an asset class, emerging markets outperformed global indices for a sixth consecutive year. And our Fund outperformed in all of the regions in which it invests: Latin America, Asia and EMEA. The fund rose 18.3%, outperforming the MSCI Emerging Markets Index, the Fund's benchmark (up 18.2%).

Given the quantum of returns being produced by emerging markets, we have been cautious on the near-term outlook for emerging markets for some time. In February, we got the sell off we had been expecting. What we were not expecting was for markets to recover so quickly. We take this to be an encouraging sign, and representative of the emerging markets' underlying strength.

As was the case last year, the Fund's outperformance was almost entirely due to very strong stock selection.

In Asia, our Chinese holdings were key positive contributors. In general, we favor stocks that are related to the increasing importance of domestic consumption, booming investment in infrastructure and the credit cycle. Stocks such as China Life Insurance Co., Ltd., Shimao Property Holdings Ltd., China Merchants Bank Co. Ltd. and China Mobile Ltd. all significantly outperformed the index this year. The returns on our investments in Korean ship-builders Hyundai Heavy Industries and Hyundai Mipo were also stellar

In Latin America, Mexico was the most fertile market for us. Grupo Financiero Banorte, Corporation Geo (housebuilder) and Axtel (telecoms) all performed very well.

In EMEA, we avoided poorly performing Russian energy stocks and benefited from our holding in mobile operator Mobile Telesystems, which is inexpensive, growing strongly and is beating expectations. Our holding in miner JSC MMC Norilsk Nickel (which we believe is significantly undervalued) also performed well. Our holdings in eastern European banks, Bank Zachodni WBK (Poland) and OTP Bank (Hungary) outperformed the index.

On the negative side, holdings in mid-cap Brazilian domestic growth stocks (such as retailers, homebuilders and airlines) underperformed in early 2007, having been the drivers of the Brazilian market for much of 2006. Banks also experienced some profit-taking. Exposure to Taiwanese technology and financial stocks also weighed on performance.

OUTLOOK

The problems in the US sub-prime mortgage market have resulted in increased uncertainty about the outlook for global economic growth. Economic growth in the US will slow in 2007, but it is likely that this will be driven by a slowdown in consumer spending rather than corporate spending; historically it has been weakness in corporate spending to which growth in Asia has been most sensitive. With the exception of Mexico, Latin America and EMEA are far less sensitive to fluctuations in US economic growth, and are unlikely to be affected.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2007

We remain very positive on the prospects for the larger Latin American markets, for Central Europe and for South Africa. We are very bullish about those domestically-focused stocks that are benefiting from long-term trends such as emerging consumer credit, the growth of consumer demand and the convergence between emerging markets and the developed world.

INVESTMENT MANAGER PROFILE	Dariusz Sliwinski is a director of Martin Currie and speaks Polish, Russian, English and Italian. Dariusz initially received a master's degree in electronic engineering before working in a number of different industries in post-communist Poland. After gaining an MBA from SDA Bocconi in Milan, Dariusz became an investment manager in 1994. He initially worked with Powszechny Bank Gospodarczy Investment Fund, moving to Consortium Raiffeisen Atkins in 1995 to become a senior investment manager.

Dariusz joined Martin Currie's emerging markets team in 1997. He was initially responsible for managing emerging European mandates, and assumed responsibility for our EMEA portfolios in 2001. In December 2002, he was appointed manager of two flagship funds - MCBT Global Emerging Markets and an emerging markets open-end fund offered to non-US investors.

ASSET ALLOCATION
(% of net assets)

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2007

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Pacific Basin
China Mobile Ltd.	(Hong Kong)	3.9%
Taiwan Semiconductor Manufacturing	(Taiwan)	3.7
Samsung Electronics	(South Korea)	3.2
Hyundai Heavy Industries	(South Korea)	2.5
Europe
Gazprom OAO	(Russia)	3.0
JSC MMC Norilsk Nickel, ADR	(Russia)	2.5
OTP Bank, GDR	(Hungary)	2.4
Other Areas
Bharti Tele-Ventures American
Style call warrants	(India)	2.7
Latin America
Grupo Financiero Banorte	(Mexico)	2.6
Africa
Aquarius Platinum Ltd.	(South Africa)	2.5

MCBT JAPAN MID CAP FUND

PROFILE AT APRIL 30, 2007

OBJECTIVE	Capital appreciation through investment primarily in equity and equity-related securities of midsized companies located in Japan.

LAUNCH DATE	August 15, 1994

FUND SIZE	$88.5m

PERFORMANCE	Total return from May 1, 2006 through April 30, 2007

  •  MCBT Japan Mid Cap Fund  –10.3%

  •  Morgan Stanley Capital International (MSCI) Japan Index  –1.8%

Annualized total return from May 1, 2002 through April 30, 2007

  •  MCBT Japan Mid Cap Fund  +17.1%

  •  Morgan Stanley Capital International (MSCI) Japan Index  +12.4%

Annualized total return from May 1, 1997 through April 30, 2007

  •  MCBT Japan Mid Cap Fund (excluding all transaction fees)  +10.9%

  •  MCBT Japan Mid Cap Fund (including all transaction fees)  +10.7%

  •  Morgan Stanley Capital International (MSCI) Japan Index  +3.38%

Annualized total return from August 15, 1994 through April 30, 2007

  •  MCBT Japan Mid Cap Fund (excluding all transaction fees)  +7.0%

  •  MCBT Japan Mid Cap Fund (including all transaction fees)  +6.9%

  •  Morgan Stanley Capital International (MSCI) Japan Index  +0.4%

The graph below (in 000s) represents the annualized total return of the portfolio from May 1, 1997 through April 30, 2007 including all transaction fees, if any, versus the Morgan Stanley Capital International (MSCI) Japan Index from May 1, 1997 to April 30, 2007.

Performance shown is net of all fees after reimbursement from the Investment Manager. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchases and redemptions. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

MCBT JAPAN MID CAP FUND

PROFILE AT APRIL 30, 2007

PORTFOLIO COMMENTS	In a difficult period for mid-cap and small-cap stocks, the fund performed poorly. Over the 12 months to April 30, 2007, it returned –10.3%. This compares with a return of –1.8% for the MSCI Japan index, the Fund's benchmark.

The Japanese economy continued its recovery trend, with private capital expenditure again the key driver. After a decade or more of stymied investment, companies are still revamping and expanding their capacity. The main economic event was the demise of the zero interest rate policy in July 2006. A further hike followed in February 2007, taking rates to 50 basis points. These rises in rates were unable to reverse the yen's depreciation. The rate-sensitive real estate sector was buoyant, however.

In the market, there was a marked discrepancy between the performance of large- and mid/small-cap stocks. This was more a case of mid/small-caps doing very badly than large-caps performing well. We saw the emergence of a particularly vicious circle over the period. Accounting and insider-dealing scandals triggered a loss of confidence in highly rated mid/small-cap names. This led to panic selling by individuals who owned stocks on margin, which in turn led to more systematic selling by hedge funds and mid/small specialists who suffered client redemptions as the year went on. All in all, there were more sellers than buyers in the mid/small-cap area of the market. This excess liquidity disconnected share performance from company fundamentals. More than anything, it was this phenomenon that negatively impacted the fund's performance over the year, with the pattern of monthly returns showing the poorest performance when redemptions were greatest.

OUTLOOK

The main prospect for the Japanese economy is steady, if unspectacular, growth. Despite a very tight labor market, the price of labor has so far not increased, hindering the outlook for consumption. We expect further tightening of the labor market, which should begin to affect wage levels positively - particularly in the part-time market. Elsewhere, we expect private capital expenditure to remain strong for the fifth year in a row.

The portfolio comprises several themes. The first is motor components. Nifco, NTN, Aisin Seiki and Takata Corporation all have orders from new customers, and trade on low P/E ratios. Three trading houses, Toyota Tsusho, Itochu and Sumitomo Corporation, are also trading at low valuations for good growth. After a very bad pricing environment last year, we expect to see a rebound in our manufacturers of flat-panel components. Finally, we expect the recovery in the optical fibre market to benefit Sumitomo Electric Industries and Furukawa Electric Co., Ltd.

INVESTMENT MANAGER PROFILE	Michael Thomas took over the management of the Fund from Kevin Troup in March 2007. Previously he managed the Fund from inception in 1996 until 1999. Michael has over 30 years of experience of investing in the Japanese stock market. He started his investment career in 1973 with Vickers da Costa, a leading London stockbroker. He moved to their Japanese department in 1975 and was appointed director of the department in 1983. He joined Martin Currie in 1989, and from 1993 to 2006 he headed Martin Currie's Japan team. Katy Marchbank Smith is the deputy manager and helps Michael manage the Fund.

MCBT JAPAN MID CAP FUND

PROFILE AT APRIL 30, 2007

TOP TEN HOLDINGS

% of net assets
Toyota Tsusho	3.3%
Leopalace21	3.2
Sumitomo Electric Industries	2.9
Aisin Seiki	2.9
Dainippon Sumitomo Pharma Co., Ltd	2.8
Itochu	2.7
Nipponkoa Insurance	2.6
Hirose Electric	2.5
Fukuoka Financial Group, Inc.	2.5
Shimachu	2.4

MCBT PAN EUROPEAN MID CAP FUND

PROFILE AT APRIL 30, 2007

OBJECTIVE	Capital appreciation through investment primarily in equity and equity-related securities of midsized companies located in developed European countries, including the United Kingdom.

LAUNCH DATE	June 6, 2002

FUND SIZE	$168.0m

PERFORMANCE	Total return from May 1, 2006 through April 30, 2007

  •  MCBT Pan European Mid Cap Fund  +36.5%

  •  Morgan Stanley Capital International (MSCI) European Index  +27.6%

Annualized total return from June 6, 2002 through April 30, 2007

  •  MCBT Pan European Mid Cap Fund  +32.3%

  •  Morgan Stanley Capital International (MSCI) European Index  +19.1%

The graph below (in 000s) represents the annualized total return of the portfolio including all transaction fees, if any, versus the Morgan Stanley Capital International (MSCI) European Index from June 6, 2002 to April 30, 2007.

Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a)  Inception date

MCBT PAN EUROPEAN MID CAP FUND

PROFILE AT APRIL 30, 2007

PORTFOLIO COMMENTS	Over the 12 months under review, MCBT Pan-European Mid-Cap returned 36.5% against the MCSI European Index, the Fund's benchmark, which had a return of 27.6%.

Stock selection was the sole driver of our performance. Sector or macro calls played no role. European economics and politics, and all other issues about which the media and unsophisticated market participants make a lot of noise, are largely irrelevant to this product.

For example, during the period under review, telecommunications was one of the weakest sectors on an aggregate level. Yet our best performer was mobile telephony company Millicom International Cellular SA (+65.2%), due to a combination of upgrades and the strong performance of its acquisition in Colombia. Air France-KLM (+103.7%), MAN AG (+64.3%), PGS (+61.9%) and Banco Espirito Santo SA (+27.7%) all produced good results that resulted in EPS upgrades; all three are cheap and under-owned. Deutsche Boerse AG (+50.5%) is enjoying good trading volumes, but also benefits from its attractive valuation, which was highlighted by Euronext's merger with NYSE.

There were no dramatic underperformers. We have sold all the stocks that made the poorest contributions to the portfolio.

OUTLOOK

We expect 2007 to be very similar to 2006 (which was very similar to 2005): low borrowing costs and cheap equity valuations will be arbitraged by M&A. Much of this M&A will consolidate markets and rationalize cost structures, therefore leading to improved profitability. A collapse in European margins, widely expected on the sell side, will not materialize. Although economic conditions are not as attractive as last year, they are still attractive, and we expect European equities to make good progress.

For us as stockpickers, the only things that matter are the number of potentially outperforming stocks, and our ability to choose them. With respect to these two key metrics, nothing has changed.

INVESTMENT MANAGER PROFILE	Dr. Eric Woehrling joined Martin Currie in 2000 to design the European mid-cap products, which he has managed with Stewart Higgins since their launch in June 2002. Before his move to Martin Currie, Eric worked for Stewart Ivory from 1997. He worked on the UK and emerging markets desks, before moving to the European desk, where he assisted the management of their European small cap product which received a fund performance award from S&P in 2001.

Stewart Higgins joined Martin Currie in 1987. He was a UK portfolio manager for three years before moving to the European desk in 1990. He has been managing pan-European portfolios since 1997. Stewart works with Dino Fuschillo in the management of our European portfolios and co-manages our European mid-cap funds with Dr. Eric Woehrling. Stewart has 19 years of experience and has attained the professional qualification of ASIP.

MCBT PAN EUROPEAN MID CAP FUND

PROFILE AT APRIL 30, 2007

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Europe
MAN AG	(Germany)	5.0%
Petroleum Geo-Services	(Norway)	4.8
Millicom International Cellular SA	(Luxembourg)	4.7
Banco Espirito Santo SA	(Portugal)	4.6
Deutsche Boerse AG	(Germany)	4.4
Air France-KLM	(France)	4.1
Resolution PLC	(United Kingdom)	4.0
Casino Guichard Perrachon SA	(France)	4.0
Grupo Ferrovial	(Spain)	3.8
Elisa OYJ	(Finland)	3.7

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2007

	Shares	US Value
COMMON STOCKS† – 99.0%
EUROPE – 73.2%
CZECH REPUBLIC – 1.5%
CEZ	9,166	$447,631
TOTAL CZECH REPUBLIC – (Cost $441,669)		447,631
DENMARK – 3.5%
Danske Bank A/S	11,000	517,765
Novozymes A/S, Series B	4,762	502,365
TOTAL DENMARK – (Cost $845,939)		1,020,130
FINLAND – 1.3%
Cargotec Corp.	5,840	364,766
TOTAL FINLAND – (Cost $374,746)		364,766
FRANCE – 12.9%
Accor SA	5,590	530,021
Casino Guichard Perrachon SA	4,115	444,245
Electricite de France	6,813	595,960
Groupe Danone	3,868	639,486
Nexans SA	3,066	455,723
PPR	3,276	571,967
Rhodia SA*	126,982	523,323
TOTAL FRANCE – (Cost $3,264,653)		3,760,725
GERMANY – 9.8%
Allianz SE	3,980	905,398
E.ON AG	4,223	635,765
MAN AG	3,744	502,903
Siemens AG	6,551	797,432
TOTAL GERMANY – (Cost $2,285,015)		2,841,498
GREECE – 2.3%
National Bank of Greece	11,781	663,656
TOTAL GREECE – (Cost $385,336)		663,656
IRELAND – 3.1%
Bank of Ireland	21,165	456,926
Kingspan Group PLC	15,767	445,390
TOTAL IRELAND – (Cost $834,696)		902,316
ITALY – 6.8%
Banco Popolare di Verona e Novara Scrl	18,726	628,894
Fiat S.p.A.*	19,061	565,752
UniCredito Italiano	75,756	783,623
TOTAL ITALY – (Cost $1,244,824)		1,978,269

See Notes to Financial Statements

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2007

	Shares	US Value
COMMON STOCKS† – Continued
EUROPE – Continued
LUXEMBOURG – 1.2%
Millicom International Cellular SA*	4,200	$341,250
TOTAL LUXEMBOURG – (Cost $358,659)		341,250
NETHERLANDS – 2.6%
ABN AMRO Holding NV	15,696	769,604
TOTAL NETHERLANDS – (Cost $560,245)		769,604
NORWAY – 1.2%
SeaDrill Ltd.*	21,900	363,669
TOTAL NORWAY – (Cost $258,069)		363,669
SPAIN – 2.9%
Inditex	6,687	414,111
Tecnicas Reunidas SA	7,927	421,886
TOTAL SPAIN – (Cost $590,382)		835,997
SWEDEN – 1.9%
Telefonaktiebolaget LM Ericsson, Series B	141,808	550,296
TOTAL SWEDEN – (Cost $499,128)		550,296
SWITZERLAND – 12.1%
ABB Ltd.*	31,505	639,099
Julius Baer Holding Ltd.	5,154	362,306
Petroplus Holdings AG*	8,397	695,260
Phonak Holding AG	4,353	387,454
Roche Holding AG	4,063	767,689
UBS AG	10,352	678,419
TOTAL SWITZERLAND – (Cost $2,611,340)		3,530,227
UNITED KINGDOM – 10.1%
Autonomy Corp. PLC*	36,098	545,359
BAE Systems PLC	46,463	424,608
BHP Billiton	31,410	709,131
BP	66,170	748,271
Capita Group PLC	35,473	502,222
TOTAL UNITED KINGDOM – (Cost $2,416,693)		2,929,591
TOTAL EUROPE – (Cost $16,971,394)		21,299,625

See Notes to Financial Statements

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2007

	Shares	US Value
COMMON STOCKS† – Continued
JAPAN – 16.9%
Denso	11,300	$401,933
East Japan Railway Co.	54	439,737
Hitachi Construction Machinery	14,300	451,195
Itochu	45,000	446,667
Lintec Corp.	17,600	368,247
Nomura Holdings	22,900	443,683
Orix	1,580	425,133
Shin-Etsu Chemical	6,800	442,198
Sumitomo Electric Industries	23,100	329,240
Sumitomo Mitsui Financial Group	47	413,023
Takeda Pharmaceutical Co., Ltd.	7,400	481,834
Tokuyama Corp.	19,000	288,614
TOTAL JAPAN – (Cost $4,082,794)		4,931,504
LATIN AMERICA – 1.2%
BRAZIL – 1.2%
Unibanco - Uniao de Bancos Brasileiros, GDR	3,700	359,122
TOTAL BRAZIL – (Cost $301,885)		359,122
TOTAL LATIN AMERICA – (Cost $301,885)		359,122
PACIFIC BASIN – 7.7%
AUSTRALIA – 1.5%
Zinifex Ltd.	31,142	428,066
TOTAL AUSTRALIA – (Cost $247,064)		428,066
HONG KONG – 2.8%
China Mobile Ltd.	40,500	369,151
Sun Hung Kai Properties Ltd.	39,000	456,190
TOTAL HONG KONG – (Cost $837,076)		825,341
INDONESIA – 0.1%
PT Telekomunikasi Indonesia, ADR	800	36,744
TOTAL INDONESIA – (Cost $22,213)		36,744
SINGAPORE – 2.2%
United Overseas Bank Ltd.	45,000	633,866
TOTAL SINGAPORE – (Cost $617,579)		633,866

See Notes to Financial Statements

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2007

	Shares	US Value
COMMON STOCKS† – Continued
PACIFIC BASIN – Continued
TAIWAN – 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	31,041	$327,172
TOTAL TAIWAN – (Cost $306,992)		327,172
TOTAL PACIFIC BASIN – (Cost $2,030,924)		2,251,189
TOTAL COMMON STOCKS† – (Cost $23,386,997)		28,841,440
TOTAL INVESTMENTS – (Cost $23,386,997) – 99.0%		28,841,440
OTHER ASSETS LESS LIABILITIES – 1.0%		277,086
NET ASSETS – 100.0%		$29,118,526

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Aerospace & Defense 1.5%, Apparel & Textiles 1.4%, Auto Parts 1.4%, Automobiles 1.9%, Banks 17.5%, Building & Construction 6.5%, Chemicals 3.8%, Drugs & Health Care 1.7%, Electric Utilities 3.5%, Electrical Equipment 1.1%, Engineering 2.2%, Financial Services 10.2%, Food & Beverages 2.2%, Import/Export 1.5%, Manufacturing 6.0%, Medical Products 5.6%, Metals 1.5%, Mining 2.4%, Oil & Gas 3.8%, Oil Refining & Marketing 2.4%, Real Estate 1.5%, Retail 2.0%, Retail Grocery 1.5%, Semi-conductor Manufacturing Equip 1.1%, Software 1.9%, Telecommunications 1.3%, Telecommunications Equipment 3.5%, Telecommunications Services 1.3%, Transport Services 1.3%, Transportation 1.5%, Travel Services 1.8% and Utilities 2.2%.

*  Non-income producing security.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

See Notes to Financial Statements

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2007

	Shares	US Value
COMMON STOCKS AND WARRANTS† – 99.8%
AFRICA – 9.6%
SOUTH AFRICA – 9.6%
African Bank Investments Ltd.	1,142,777	$5,513,895
Aquarius Platinum Ltd.	436,679	13,098,405
Bidvest Group*	275,228	5,764,305
Lewis Group	971,278	9,978,412
Mr. Price Group	1,557,707	7,140,686
MTN Group Ltd.	578,955	8,511,631
TOTAL SOUTH AFRICA – (Cost $32,315,662)		50,007,334
TOTAL AFRICA – (Cost $32,315,662)		50,007,334
EUROPE – 18.8%
CZECH REPUBLIC – 1.3%
CEZ	139,345	6,805,048
TOTAL CZECH REPUBLIC – (Cost $6,737,697)		6,805,048
HUNGARY – 2.4%
OTP Bank, GDR, 144A	124,068	12,679,750
TOTAL HUNGARY – (Cost $4,013,823)		12,679,750
LUXEMBOURG – 1.6%
Ternium SA, ADR*	300,192	8,075,165
TOTAL LUXEMBOURG – (Cost $7,260,280)		8,075,165
POLAND – 3.0%
Bank Zachodni WBK	95,279	10,474,560
Polski Koncern Naftowy Orlen SA*	327,368	5,391,333
TOTAL POLAND – (Cost $7,372,723)		15,865,893
RUSSIA – 9.4%
Gazprom OAO, ADS	395,923	15,777,531
JSC MMC Norilsk Nickel, ADR	67,220	13,107,900
LUKOIL, ADR	114,266	8,947,028
Mobile Telesystems, ADR	200,600	11,053,060
TOTAL RUSSIA – (Cost $29,383,995)		48,885,519
TURKEY – 1.1%
Haci Omer Sabanci Holding AS	1,274,848	5,652,496
TOTAL TURKEY – (Cost $5,523,460)		5,652,496
TOTAL EUROPE – (Cost $60,291,978)		97,963,871

See Notes to Financial Statements

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2007

	Shares	US Value
COMMON STOCKS AND WARRANTS† – Continued
LATIN AMERICA – 20.8%
BRAZIL – 13.6%
AES Tiete, A Shares (shown in units of 1000)	246,278	$8,463,495
Companhia Vale do Rio Doce, ADR	278,788	11,321,581
Lojas Renner	542,200	7,674,782
Medial Saude SA*	696,393	9,943,083
Petroleo Brasileiro, ADR	119,634	10,673,745
Rossi Residencial SA	635,000	8,663,212
Tam SA, ADR	213,600	5,495,928
Uniao de Bancos Brasileiros	922,400	8,923,815
TOTAL BRAZIL – (Cost $46,677,415)		71,159,641
MEXICO – 7.2%
America Movil SAB de C.V.	4,587,200	12,025,175
Corporacion GEO, Series B*	2,184,000	11,982,995
Grupo Financiero Banorte, Series O	3,143,266	13,664,377
TOTAL MEXICO – (Cost $16,219,389)		37,672,547
TOTAL LATIN AMERICA – (Cost $62,896,804)		108,832,188
NORTH AMERICA – 1.7%
CANADA – 1.7%
Crew Gold Corp.*	3,560,658	8,825,464
TOTAL CANADA – (Cost $7,632,576)		8,825,464
TOTAL NORTH AMERICA – (Cost $7,632,576)		8,825,464
OTHER AREAS – 6.0%
INDIA – 6.0%
Bharti Tele-Ventures American Style call warrants, expiring 8/10/07*#^, 144A	718,345	14,161,983
ITC Ltd.	2,061,592	7,995,613
Tata Consultancy SVS, American Style call warrants, expiring12/9/07#^, 144A	149,583	9,190,634
TOTAL INDIA – (Cost $18,325,538)		31,348,230
TOTAL OTHER AREAS – (Cost $18,325,538)		31,348,230
PACIFIC BASIN – 42.9%
HONG KONG – 9.8%
China Life Insurance Co. Ltd.	2,683,000	8,351,791
China Merchants Bank Co. Ltd.*	4,330,000	10,705,436
China Mobile Ltd.	2,221,500	20,248,638
Shimao Property Holdings Ltd.	5,559,500	11,854,733
TOTAL HONG KONG – (Cost $28,237,257)		51,160,598

See Notes to Financial Statements

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2007

	Shares	US Value
COMMON STOCKS AND WARRANTS† – Continued
PACIFIC BASIN – Continued
INDONESIA – 2.1%
PT Telekomunikasi Indonesia, Series B	9,493,000	$10,973,962
TOTAL INDONESIA – (Cost $6,607,874)		10,973,962
MALAYSIA – 4.2%
Bumiputra-Commerce Holdings	2,745,343	8,664,437
Resorts World Berhad	8,129,400	7,744,548
Telekom Malaysia Berhad	1,803,300	5,691,304
TOTAL MALAYSIA – (Cost $19,040,418)		22,100,289
SOUTH KOREA – 15.7%
GS Engineering & Construction Corp.	94,168	9,417,812
Hana Tour Service	129,348	9,629,194
Hyundai Development Co.	136,260	7,889,584
Hyundai Heavy Industries	52,149	13,248,725
Kookmin Bank	77,912	6,988,562
KT&G Corp.	112,711	8,124,297
POSCO	23,786	10,054,561
Samsung Electronics	26,832	16,544,815
TOTAL SOUTH KOREA – (Cost $53,836,862)		81,897,550
TAIWAN – 11.1%
Acer, Inc.	3,293,000	6,286,407
Cathay Financial Holding Co. Ltd.	3,028,000	6,162,249
Delta Electronics, Inc.	2,023,000	6,345,500
Hon Hai Precision Industry	1,676,000	11,142,982
Kye Systems	1	1
Shin Kong Financial Holding Co. Ltd.	9,396,553	8,743,472
Taiwan Semiconductor Manufacturing	9,473,138	19,534,588
TOTAL TAIWAN – (Cost $53,152,049)		58,215,199
TOTAL PACIFIC BASIN – (Cost $160,874,460)		224,347,598
TOTAL COMMON STOCKS† – (Cost $342,337,018)		521,324,685
TOTAL INVESTMENTS – (Cost $342,337,018) – 99.8%		521,324,685
OTHER ASSETS LESS LIABILITIES – 0.2%		1,005,367
NET ASSETS – 100.0%		$522,330,052

See Notes to Financial Statements

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2007

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Airlines 1.1%, Banks 12.1%, Building & Construction 3.5%, Computers 3.3%, Diversified 2.2%, Electric Utilities 2.9%, Electronics 4.4%, Finance 5.7%, Financial Services 4.3%, Gas & Pipeline Utilities 3.1%, Homebuilders 2.3%, Homebuilding 1.5%, Household Appliances & Home Furnishing 1.9%, Insurance 1.6%, Medical Services 1.9%, Metals 7.2%, Mining 1.7%, Oil – Refining & Marketing 1.0%, Oil Integrated 3.7%, Real Estate 2.3%, Retail 2.9%, Semi-Conductor Manufacturing Equipment 3.7%, Shipbuilding 2.5%, Steel 3.4%, Telecommunications 8.1%, Telecommunications Services 5.0%, Tobacco 3.1%, Transport Services 1.9% and Travel Services 1.5%.

*  Non-income producing security.

#  Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.

^  Security fair valued using methods determined in good faith by or at the direction of the Trustees (see Note A in Notes to Financial Statements). At April 30, 2007, fair valued securities in the fund amounted to $23,352,617 or 4.5% of its net assets.

ADR  American Depositary Receipts

ADS  American Depositary Shares

GDR  Global Depositary Receipts

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements

MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2007

	Shares	US Value
COMMON STOCKS – 100.3%
APPAREL & TEXTILES – 1.8%
Onward Kashiyama	118,000	$1,587,028
AUTO PARTS – 3.8%
Aisin Seiki	77,300	2,561,895
Koito Manufacturing Co., Ltd.	33,000	387,212
Takata Corp.	12,000	442,900
		3,392,007
BANKS – 9.0%
Bank of Yokohama	287,000	2,120,944
Fukuoka Financial Group, Inc.*	284,000	2,162,949
Mitsui Trust Holdings	204,000	1,859,279
Sapporo Hokuyo Holdings	138	1,339,750
Tokyo Star Bank/The	128	437,076
		7,919,998
BUILDING AND CONSTRUCTION – 4.1%
PanaHome Corp.	166,000	1,010,018
Sanwa Shutter	115,000	711,261
Taiheiyo Cement Corp.	442,000	1,908,792
		3,630,071
CHEMICALS – 2.9%
Nifco	62,400	1,483,165
Nippon Paint Co., Ltd.	51,000	300,063
Nitto Denko	18,600	828,154
		2,611,382
COMPUTER SERVICES – 2.2%
TIS	83,900	1,930,996
COMPUTERS – 4.0%
Hitachi Systems & Services	62,000	1,323,179
Miraial Co., Ltd.	2,800	294,095
OBIC	10,420	1,941,241
		3,558,515
CONSTRUCTION – 1.5%
Daiwa House Industry	84,000	1,327,296
ELECTRIC UTILITIES – 2.1%
Yokogawa Electric	127,800	1,897,453

See Notes to Financial Statements

MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2007

	Shares	US Value
COMMON STOCKS – Continued
ELECTRICAL EQUIPMENT – 7.9%
Hirose Electric	17,800	$2,176,491
Ricoh Co., Ltd.	92,000	2,032,724
Shima Seiki Manufacturing Ltd.	6,900	183,638
Sumitomo Electric Industries	180,000	2,565,510
		6,958,363
ELECTRONICS – 1.6%
Nihon Dempa Kogyo Co., Ltd.	12,800	635,260
Ryoyo Electro Corp.	70,000	786,793
		1,422,053
FINANCE - LEASING – 1.4%
Mitsubishi UFJ Lease & Finance Co., Ltd.	28,200	1,215,466
GAS DISTRIBUTION – 3.6%
Osaka Gas Co., Ltd.	498,000	1,875,549
Taiyo Nippon Sanso Corp.	145,000	1,269,365
		3,144,914
IMPORT/EXPORT – 7.6%
Itochu	242,000	2,402,076
Sumitomo	78,534	1,357,264
Toyota Tsusho	120,100	2,935,029
		6,694,369
INDUSTRIAL MACHINERY – 2.1%
THK	75,800	1,861,933
INSURANCE – 2.6%
Nipponkoa Insurance	273,000	2,287,091
MANUFACTURING – 3.9%
Amano	149,200	1,969,188
Arrk Corp.	122,800	1,447,063
		3,416,251
MEDICAL PRODUCTS – 4.3%
Dainippon Sumitomo Pharma Co., Ltd.	221,000	2,441,478
Miraca Holdings, Inc.	66,100	1,341,528
		3,783,006
METAL PROCESSORS & FABRICATORS – 1.6%
NTN	172,000	1,433,753

See Notes to Financial Statements

MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2007

	Shares	US Value
COMMON STOCKS – Continued
METALS – 0.9%
Furukawa Electric Co., Ltd./The	134,000	$825,409
REAL ESTATE – 6.7%
Arnest One	85,000	1,047,872
Daito Trust Construction Co., Ltd.	38,400	1,770,800
Diamond City Co., Ltd.	9,200	245,621
Leopalace21	86,800	2,862,217
		5,926,510
RESTAURANTS – 0.5%
Ootoya Co., Ltd.#	40,200	431,658
RETAIL – 8.2%
Don Quijote Co., Ltd.	74,200	1,350,672
Edion	94,200	1,311,870
Geo	855	1,652,969
Shimachu	78,800	2,149,960
Shimamura	7,200	789,388
		7,254,859
SCHOOLS – 0.6%
TAC	117,600	527,544
SOFTWARE – 2.1%
Capcom Co., Ltd.	122,900	1,879,218
TIRES & RUBBER – 3.4%
JSR	50,900	1,148,056
Zeon	179,000	1,854,643
		3,002,699
TRANSPORT SERVICES – 2.8%
Hitachi Transport System, Ltd.	92,400	1,068,726
Kamigumi	163,000	1,435,126
		2,503,852
TRANSPORTATION – 4.8%
Daihatsu Motor	162,655	1,377,636
Keio Electric Railway	208,000	1,467,498
West Japan Railway	315	1,431,519
		4,276,653

See Notes to Financial Statements

MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2007

	Shares	US Value
COMMON STOCKS – Continued
TRAVEL SERVICES – 2.3%
H.I.S.	65,400	$2,036,138
TOTAL COMMON STOCKS – (Cost $80,858,854)		88,736,485
TOTAL INVESTMENTS – (Cost $80,858,854) – 100.3%		88,736,485
OTHER ASSETS LESS LIABILITIES – (0.3)%		(285,147)
NET ASSETS – 100.0%		$88,451,338

Notes to Schedule of Investments

*  Non-income producing security.

#  Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.

See Notes to Financial Statements

MCBT PAN EUROPEAN MID CAP FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2007

	Shares	US Value
COMMON STOCKS† – 97.7%
BERMUDA – 2.3%
Ship Finance International	128,178	$3,812,014
TOTAL BERMUDA – (Cost $2,568,407)		3,812,014
FINLAND – 7.2%
Elisa OYJ	210,969	6,181,185
Ramirent OYJ	239,852	5,957,112
TOTAL FINLAND – (Cost $11,501,238)		12,138,297
FRANCE – 8.1%
Air France-KLM	134,398	6,892,403
Casino Guichard Perrachon SA	61,863	6,678,569
TOTAL FRANCE – (Cost $8,524,772)		13,570,972
GERMANY – 15.5%
Deutsche Boerse AG	31,674	7,458,284
Fresenius Medical Care AG & Co.	31,156	4,694,729
Lanxess*	98,641	5,414,029
MAN AG	62,493	8,394,212
TOTAL GERMANY – (Cost $13,185,653)		25,961,254
IRELAND – 6.5%
Anglo Irish Bank	262,411	5,932,577
Irish Life & Permanent PLC	188,463	5,040,844
TOTAL IRELAND – (Cost $6,374,345)		10,973,421
ITALY – 3.6%
Banco Popolare di Verona e Novara Scrl	177,799	5,971,205
TOTAL ITALY – (Cost $4,714,889)		5,971,205
LUXEMBOURG – 4.6%
Millicom International Cellular SA*	96,187	7,815,194
TOTAL LUXEMBOURG – (Cost $3,661,845)		7,815,194
NETHERLANDS – 5.5%
Randstad Holding	70,373	5,544,070
TomTom NV*	85,374	3,631,478
TOTAL NETHERLANDS – (Cost $6,314,228)		9,175,548
NORWAY – 4.8%
Petroleum Geo-Services*	291,000	8,119,065
TOTAL NORWAY – (Cost $2,991,380)		8,119,065

See Notes to Financial Statements

MCBT PAN EUROPEAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2007

	Shares	US Value
COMMON STOCKS† – Continued
PORTUGAL – 7.7%
Banco Espirito Santo SA	383,640	$7,706,421
Sonae S.G.P.S., S.A.	1,926,609	5,258,291
TOTAL PORTUGAL – (Cost $8,462,637)		12,964,712
SPAIN – 6.6%
Abertis Infraestructuras S.A.	147,303	4,733,949
Grupo Ferrovial	57,885	6,327,317
TOTAL SPAIN – (Cost $5,965,270)		11,061,266
SWEDEN – 2.8%
Swedish Match	251,738	4,677,783
TOTAL SWEDEN – (Cost $3,062,266)		4,677,783
SWITZERLAND – 9.9%
Julius Baer Holding Ltd.	86,180	6,058,110
Phonak Holding AG	59,580	5,303,126
Société Générale de Surveillance	4,145	5,295,578
TOTAL SWITZERLAND – (Cost $9,777,023)		16,656,814
UNITED KINGDOM – 12.6%
Collins Stewart PLC*	381,778	1,944,867
Investec PLC	299,578	4,280,328
Man Group PLC	375,726	4,245,067
Resolution PLC	516,812	6,702,046
Tullett Prebon PLC*	399,045	4,033,740
TOTAL UNITED KINGDOM – (Cost $15,210,818)		21,206,048
TOTAL COMMON STOCKS† – (Cost $102,314,771)		164,103,593
	Principal Amount
SHORT-TERM INVESTMENTS – 2.4%
Repurchase Agreement with State Street Bank and Trust, 3.00%, 05/01/2007 (a)	$3,983,000	3,983,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $3,983,000)		3,983,000
TOTAL INVESTMENTS – (Cost $106,297,771) – 100.1%		168,086,593
OTHER ASSETS LESS LIABILITIES – (0.1)%		(94,204)
NET ASSETS – 100.0%		$167,992,389

See Notes to Financial Statements

MCBT PAN EUROPEAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2007

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Airlines 4.1%, Bank Investment Contracts 4.8%, Banks 15.3%, Building & Construction 6.6%, Chemicals 3.2%, Commercial Services 3.1%, Construction & Mining Equipment 3.5%, Finance 8.1%, Finance & Banking 2.5%, Financial Services 5.5%, Human Resources 3.3%, Insurance 4.0%, Manufacturing 5.0%, Medical Products 6.0%, Retail 3.1%, Retail-Grocery 4.0%, Software 2.2%, Telecommunications Services 8.3%, Tobacco 2.8%, and Transport Services 2.3%.

*  Non-income producing security.

(a)  The repurchase agreement, dated 4/30/07, due 5/01/2007 with repurchase proceeds of $3,983,332 is collateralized by United States Treasury Bond, 8.00% due 11/15/2021 with a market value of $4,066,400.

See Notes to Financial Statements

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS & LIABILITIES
APRIL 30, 2007

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Japan Mid Cap Fund	MCBT Pan European Mid Cap Fund
ASSETS
Investment in securities, at value	$28,841,440	$521,324,685	$88,736,485	$164,103,593
Repurchase agreements	–	–	–	3,983,000
Cash	–	–	12,545	999
Foreign currency, at value	389,861	6,706,365	911,484	–
Receivable for investments sold	409,972	1,113,051	832,176	–
Receivable due from Advisor	22,329	–	–	–
Dividends and interest receivable	51,573	1,152,479	508,096	286,831
Foreign tax reclaims receivable	78,365	10,383	–	68,517
Prepaid insurance expense	134	4,198	198	313
TOTAL ASSETS	29,793,674	530,311,161	91,000,984	168,443,253
LIABILITIES
Payable to custodian bank	358,210	3,819,937	–	–
Payable for investments purchased	223,633	2,874,246	2,276,040	–
Management fee payable	47,004	1,060,311	220,569	382,622
Administration fee payable	1,167	23,161	3,956	6,673
Trustees fee payable	847	16,620	2,828	4,462
Accrued expenses and other liabilities	44,287	186,834	46,253	57,107
TOTAL LIABILITIES	675,148	7,981,109	2,549,646	450,864
TOTAL NET ASSETS	$29,118,526	$522,330,052	$88,451,338	$167,992,389
COMPOSITION OF NET ASSETS
Paid-in capital	$34,621,317	$284,167,071	$77,769,239	$96,076,927
Undistributed net investment income (loss)	(278,758)	(1,101)	(135,269)	310,550
Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,691,901)	59,161,486	2,953,948	9,811,708
Net unrealized appreciation on investments and foreign currency	5,467,868	179,002,596	7,863,420	61,793,204
TOTAL NET ASSETS	$29,118,526	$522,330,052	$88,451,338	$167,992,389
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	2,041,384	47,717,654	7,198,551	8,063,831
NET ASSET VALUE PER SHARE	$14.26	$10.95	$12.29	$20.83
Identified cost of investments	$23,386,997	$342,337,018	$80,858,854	$106,297,771
Cost of foreign currency	$391,707	$6,732,531	$918,599	$–

*  Unlimited number of shares authorized

See Notes to Financial Statements

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2007

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Japan Mid Cap Fund	MCBT Pan European Mid Cap Fund
INVESTMENT INCOME
Dividend income	$588,538	$10,163,056	$985,613	$4,602,034
Interest income	12,006	412,285	1,596	93,025
Other income	–	1,722	–	–
Foreign taxes withheld	(33,283)	(819,527)	(68,992)	(326,586)
TOTAL INVESTMENT INCOME	567,261	9,757,536	918,217	4,368,473
EXPENSES
Management fees	178,192	3,963,040	886,660	1,340,710
Custodian fees	123,935	835,801	105,944	166,630
Administration fees	51,055	292,329	85,078	116,325
Audit fees	32,458	32,458	32,458	32,458
Legal fees	6,931	203,793	30,782	55,342
Transfer agent fees	5,971	6,622	6,390	6,304
Trustees fees	3,305	64,179	12,961	16,762
Stock dividend tax	159	78,952	–	–
Miscellaneous expenses	8,794	53,937	22,062	32,460
TOTAL EXPENSES	410,800	5,531,111	1,182,335	1,766,991
Expense waived/reimbursement by Advisor	(22,329)	–	–	–
NET EXPENSES	388,471	5,531,111	1,182,335	1,766,991
NET INVESTMENT INCOME (LOSS)	178,790	4,226,425	(264,118)	2,601,482
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments (net of foreign taxes paid of $0, $156,038, $0 and $0, respectively)	5,111,215	90,455,008	10,487,339	18,444,400
Net realized gain from Advisor (Note J)	–	634,340	–	–
Net realized loss on foreign currency transactions	(11,415)	(699,051)	(17,707)	(75,555)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $0, $409,782, $0 and $0, respectively)	(1,200,349)	(2,900,730)	(20,038,649)	24,218,176
Foreign currency	(1,705)	301,360	(57,076)	372
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	3,897,746	87,790,927	(9,626,093)	42,587,393
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$4,076,536	$92,017,352	$(9,890,211)	$45,188,875

See Notes to Financial Statements

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Year Ended April 30, 2007	Year Ended April 30, 2006	Year Ended April 30, 2007	Year Ended April 30, 2006
NET ASSETS, beginning of year	$25,347,676	$29,858,561	$491,169,979	$312,918,246
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	178,790	139,537	4,226,425	6,197,427
Net realized gain on investments and foreign currency transactions	5,099,800	5,351,470	90,390,297	96,961,124
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,202,054)	3,373,094	(2,599,370)	125,667,156
Net increase in net assets from operations	4,076,536	8,864,101	92,017,352	228,825,707
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(87,065)	(3,098,950)	(3,980,863)	(6,122,839)
Net realized gains	–	(2,162,509)	(85,920,162)	(77,343,560)
Total distributions	(87,065)	(5,261,459)	(89,901,025)	(83,466,399)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	–	–	23,898,833	25,331,257
Reinvestment of distributions to shareholders	87,065	5,261,459	89,571,012	82,924,776
Cost of shares repurchased	(305,686)	(13,374,986)	(84,426,099)	(75,363,608)
Total increase (decrease) in net assets from capital share transactions	(218,621)	(8,113,527)	29,043,746	32,892,425
NET INCREASE (DECREASE) IN NET ASSETS	3,770,850	(4,510,885)	31,160,073	178,251,733
NET ASSETS, end of year	$29,118,526	$25,347,676	$522,330,052	$491,169,979

Undistributed net investment income (loss)	$(278,758)	$(494,513)	$(1,101)	$(563,116)
OTHER INFORMATION:
Capital share transactions:
Shares sold	–	–	2,254,715	2,540,543
Shares issued in reinvestment of distributions to shareholders	6,621	508,845	8,850,890	9,296,500
Shares repurchased	(24,518)	(1,159,275)	(7,841,938)	(7,327,630)
Net share transactions	(17,897)	(650,430)	3,263,667	4,509,413

See Notes to Financial Statements

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Japan Mid Cap Fund		MCBT Pan European Mid Cap Fund
	Year Ended April 30, 2007	Year Ended April 30, 2006	Year Ended April 30, 2007	Year Ended April 30, 2006
NET ASSETS, beginning of year	$94,965,207	$76,572,693	$114,826,430	$93,954,059
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	(264,118)	(287,135)	2,601,482	1,223,168
Net realized gain on investments and foreign currency transactions	10,469,632	12,833,861	18,368,845	29,086,819
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(20,095,725)	23,046,297	24,218,548	25,141,436
Net increase (decrease) in net assets from operations	(9,890,211)	35,593,023	45,188,875	55,451,423
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,304,623)	(2,022,044)	(2,215,146)	(1,595,037)
Net realized gains	(13,611,060)	(10,158,819)	(30,197,563)	(22,179,415)
Total distributions	(14,915,683)	(12,180,863)	(32,412,709)	(23,774,452)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	4,540,015	5,742,590	11,070,068	6,504,454
Reinvestment of distributions to shareholders	14,863,162	12,051,908	32,412,708	23,774,452
Cost of shares repurchased	(1,111,152)	(22,814,144)	(3,092,983)	(41,083,506)
Total increase (decrease) in net assets from capital share transactions	18,292,025	(5,019,646)	40,389,793	(10,804,600)
NET INCREASE (DECREASE) IN NET ASSETS	(6,513,869)	18,392,514	53,165,959	20,872,371
NET ASSETS, end of year	$88,451,338	$94,965,207	$167,992,389	$114,826,430

Undistributed net investment income (loss)	$(135,269)	$(789,726)	$310,550	$–
OTHER INFORMATION:
Capital share transactions:
Shares sold	294,565	351,980	557,730	357,138
Shares issued in reinvestment of distributions to shareholders	1,196,712	792,367	1,777,987	1,626,160
Shares repurchased	(74,456)	(1,417,565)	(140,645)	(2,353,440)
Net share transactions	1,416,821	(273,218)	2,195,072	(370,142)

See Notes to Financial Statements

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)	Year Ended April 30, 2005 (2)	Year Ended April 30, 2004 (2)	Year Ended April 30, 2003 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$12.310	$11.020	$10.450	$7.630	$9.500
Net investment income	0.088	0.071	0.119	0.083	0.099
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.905	4.600	0.779	2.985	(1.795)
Total from investment operations	1.993	4.671	0.898	3.068	(1.696)
Less distributions:
Net investment income	(0.043)	(1.991)	(0.184)	(0.248)	(0.174)
Net realized gains	–	(1.390)	(0.144)	–	–
Total distributions	(0.043)	(3.381)	(0.328)	(0.248)	(0.174)
Net asset value, end of year	$14.260	$12.310	$11.020	$10.450	$7.630
TOTAL INVESTMENT RETURN (1)	16.22%	48.23%	8.41%	40.26%	(17.82)%
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of year	$29,118,526	$25,347,676	$29,858,561	$34,797,368	$65,463,644
Gross operating expenses	1.70%	1.79%	1.38%	1.28%	1.12%
Net operating expenses	1.61%	1.79%	1.38%	1.28%	1.12%
Net investment income	0.70%	0.61%	1.09%	0.91%	1.24%
Portfolio turnover rate	106%	81%	103%	82%	104%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements

MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)	Year Ended April 30, 2005 (2)	Year Ended April 30, 2004 (2)	Year Ended April 30, 2003 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$11.050	$7.830	$8.240	$5.340	$6.670
Net investment income	0.090	0.149	0.104	0.058	0.055
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.771 (3)	5.347	1.487	2.842	(1.350)
Total from investment operations	1.861	5.496	1.591	2.900	(1.295)
Less distributions:
Net investment income	(0.087)	(0.167)	(0.118)	–	(0.035)
Net realized gains	(1.874)	(2.109)	(1.883)	–	–
Total distributions	(1.961)	(2.276)	(2.001)	–	(0.035)
Net asset value, end of year	$10.950	$11.050	$7.830	$8.240	$5.340
TOTAL INVESTMENT RETURN (1)	18.30%	77.13%	18.41%	54.31%	(19.39)%
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of year	$522,330,052	$491,169,979	$312,918,246	$461,142,097	$326,580,104
Gross operating expenses	1.11%	1.13%	1.16%	1.10%	1.13%
Net operating expenses	1.11%	1.13%	1.16%	1.10%	1.13%
Net investment income	0.85%	1.56%	1.25%	0.78%	0.99%
Portfolio turnover rate	67%	102%	93%	107%	139%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Includes a non-recurring gain from the Advisor recorded as a result of an incorrectly executed trade. The non-recurring gain resulted in an increase in net realized and unrealized gain (loss) on investments and foreign currency transactions of $0.013 per share. Excluding this non-recurring gain, total return would have been 0.12% lower.

See Notes to Financial Statements

MCBT JAPAN MID CAP FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)	Year Ended April 30, 2005 (2)	Year Ended April 30, 2004 (2)	Year Ended April 30, 2003 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$16.430	$12.650	$12.740	$6.830	$7.940
Net investment loss	(0.042)	(0.046)	(0.046)	(0.038)	(0.021)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.617)	5.826	0.471	6.034	(1.089)
Total from investment operations	(1.659)	5.780	0.425	5.996	(1.110)
Less distributions:
Net investment income	(0.217)	(0.332)	(0.515)	(0.086)	–
Net realized gains	(2.264)	(1.668)	–	–	–
Total distributions	(2.481)	(2.000)	(0.515)	(0.086)	–
Net asset value, end of year	$12.290	$16.430	$12.650	$12.740	$6.830
TOTAL INVESTMENT RETURN (1)	(10.25)%	46.96%	3.33%	87.99%	(13.98)%
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of year	$88,451,338	$94,965,207	$76,572,693	$112,026,337	$80,167,912
Gross operating expenses	1.33%	1.31%	1.32%	1.30%	1.31%
Net operating expenses	1.33%	1.31%	1.32%	1.30%	1.31%
Net investment loss	(0.30)%	(0.32)%	(0.37)%	(0.39)%	(0.29)%
Portfolio turnover rate	65%	56%	99%	125%	105%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements

MCBT PAN EUROPEAN MID CAP FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2007 (3)	Year Ended April 30, 2006 (3)		Year Ended April 30, 2005 (3)	Year Ended April 30, 2004 (3)	Year Ended April 30, 2003* (3)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$19.570	$15.060		$15.060	$9.680	$10.000
Net investment income	0.384	0.191	(6)	0.072	0.026	0.006
Net realized and unrealized gain (loss) on investments and foreign currency and transactions	6.018	8.222		2.400	5.427	(0.326)
Total from investment operations	6.402	8.413		2.472	5.453	(0.320)
Less distributions:
Net investment income	(0.351)	(0.262)		(0.049)	(0.073)	–
Net realized gains	(4.791)	(3.641)		(2.423)	–	–
Total distributions	(5.142)	(3.903)		(2.472)	(0.073)	–
Net asset value, end of period	$20.830	$19.570		$15.060	$15.060	$9.680
TOTAL INVESTMENT RETURN (1)	36.46%	64.64%		16.07%	56.37%	(3.20)%(4)
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period	$167,992,389	$114,826,430		$93,954,059	$88,311,916	$60,447,926
Gross operating expenses (2)	1.32%	1.30%		1.37%	1.38%	1.37	%(2)(5)
Net operating expenses (2)	1.32%	1.30%		1.37%	1.38%	1.36	%(2)(5)
Net investment income	1.94%	1.12	%(6)	0.47%	0.20%	0.08	%(5)
Portfolio turnover rate	55%	104%		119%	109%	149%

*  Fund commenced operations on June 6, 2002.

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  In accordance with the agreement, State Street waived the minimum requirements of its administration fees for the first six months of operations. There was no waiver after April 30, 2003.

(3)  The per share amounts were computed using an average number of shares outstanding during the period.

(4)  Periods less than one year are not annualized.

(5)  Annualized.

(6)  Net investment income per share and net investment income to average net assets ratio includes non-recurring dividend income amounting to $0.108 and 0.63% respectively.

See Notes to Financial Statements

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers four funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund"), MCBT Japan Mid Cap Fund (the "Japan Mid Cap Fund"), and MCBT Pan European Mid Cap Fund (the "Pan European Mid Cap Fund") (each a "Fund" and collectively, the "Funds"). On April 5, 2000 and June 10, 2003, the Trust's Board of Trustees authorized the creation of the MCBT All Countries World ex U.S. Fund and the MCBT Global Equity Fund, respectively, neither of which has commenced operations. The Opportunistic EAFE Fund, the Global Emerging Markets Fund, the Japan Mid Cap Fund, and the Pan European Mid Cap Fund commenced investment operations on July 1, 1994, February 14, 1997, August 15, 1994, and June 6, 2002, respectively. The Trust's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments - The Funds' portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Securities for which current market quotations are unavailable, quotations are not deemed by the investment manager to be representative of market value or significant events occurred after the close of the relevant market but prior to the close of markets in the United States of America are valued at fair value as determined in good faith by the Trustees of the Trust ("Trustees"), or by persons acting pursuant to procedures established by the Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. By its nature, a fair value price is an estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount. For purposes of determining whether Fair valuation is appropriate, "significant events" may include events relating to a single issue (e.g., corporate actions or announcements) or events relating to multiple issues (e.g., governmental actions or natural disasters). At April 30, 2007, fair valued securities in the Global Emerging Markets Fund amounted to $23,352,617, or 4.5% of its net assets. The value of such securities may differ from the value that would be realized if the securities were sold.

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

Investment Income - Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as the Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forward").

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts - A Forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily at the prevailing forward exchange rate of the underlying currencies and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. At April 30, 2007, none of the Funds had open Forwards.

Although Forwards limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Equity Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities.

At April 30, 2007, the Global Emerging Markets Fund held equity-linked American style call warrants through Morgan Stanley & Co. ("MS&Co."), the issuer. Under the terms of the agreements, each warrant entitles the Fund to receive from MS&Co. an amount in U.S. dollars linked to the performance of specific equity shares.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknowns as this would involve future claims that may be made against the Funds that have not yet occurred.

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses, capital loss carryforwards, distribution reclasses, and net operating loss netting. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

The components of distributable earnings (accumulated losses) at April 30, 2007 on a tax basis and the tax character of distributions during fiscal 2007 and 2006 were as follows:

			2007		2006
Fund	Tax Basis Undistributed Net Investment Income	Tax Basis Undistributed Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain
Opportunistic EAFE Fund	$–	$1,876,104	$87,065	$–	$3,098,949	$2,162,510
Global Emerging Markets Fund	9,382,007	52,578,157	32,009,523	57,891,502	26,706,462	56,759,937
Japan Mid Cap Fund	821,377	2,221,947	3,291,385	11,624,298	2,915,057	9,265,806
Pan European Mid Cap Fund	1,586,408	9,282,851	16,170,950	16,241,759	9,217,848	14,556,604

Income Taxes - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

As of April 30, 2007, the following Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2010	Expiring April 30, 2011	Expiring April 30, 2012
Opportunistic EAFE Fund	$9,207,555	$3,069,185	$288,029
Global Emerging Markets Fund	2,784,929	–	–

As of April 30, 2007, the following Funds utilized capital loss carry-forwards for U.S. federal income tax purposes:

Fund	Capital Loss Carry-Forwards Utilized
Opportunistic EAFE Fund	$3,069,185
Global Emerging Markets Fund	5,288,940

As of April 30, 2007, the Funds elected for federal income tax purposes to defer the following current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year:

Fund	Post October Capital Loss	Post October Currency Loss
Opportunistic EAFE Fund	–	$7,834
Japan Midcap Fund	–	17,940

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an Advisory Agreement with Martin Currie Inc. (the "Investment Manager"), a wholly-owned subsidiary of Martin Currie Limited, for each Fund. Under the Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to each Fund, for which each Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	0.80%
Japan Mid Cap Fund	1.00%
Pan European Mid Cap Fund	1.00%

Effective February 19, 2007, the Investment Manager contractually agreed to contribute to certain qualifying operating expenses of the MCBT Opportunistic EAFE Fund, to the extent that those qualifying expenses exceed 1.25% of the Fund's average daily net assets (the "Expense Limitation Level"). Under the terms of the agreement, if the qualifying expenses fall below the Expense Limitation Level, contributions made within a rolling 5 year period will be reimbursed by the Fund to the Investment Manager, provided that any such reimbursement will not cause the Fund to exceed the Expense Limitation Level. As of April 30, 2007 contributions potentially subject to reimbursement amounted to $22,329.

State Street Bank and Trust Company (the "Administrator" or "State Street") serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. The Administrator performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.08% of its average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to a $55,000 minimum fee per Fund per year, plus certain out of pocket costs. Each Fund is also subject to an $8,000 fee per year for the preparation and filing of the

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Trust's Form N-Q. Effective February 1, 2007 a new fee schedule was implemented as follows: Each Fund pays State Street, as administrator, a fee at the rate of 0.06% of the Funds' average net assets up to $125 million per fund, 0.04% of the Funds' average net assets of the next $125 million per Fund, and 0.02% of those assets in excess of $250 million per Fund, subject to a $55,000 minimum fee per year per Fund, plus certain out of pocket cost. Fees are calculated on a complex wide basis.

The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or providing personal services to Fund shareholders.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $50,000 ($25,000 per non-interested Trustee). The Fund does not compensate its officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the year ended April 30, 2007 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$26,581,930	$26,631,757
Global Emerging Markets Fund	326,320,110	366,848,488
Japan Mid Cap Fund	61,988,543	57,545,466
Pan European Mid Cap Fund	81,360,716	73,092,249

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 2007 were as follows:

	Identified	Gross Unrealized		Net Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Opportunistic EAFE Fund	$23,661,078	$5,426,305	$245,943	$5,180,362
Global Emerging Markets Fund	342,350,767	181,064,697	2,090,779	178,973,918
Japan Mid Cap Fund	81,065,557	10,689,647	3,018,719	7,670,928
Pan European Mid Cap Fund	107,044,772	61,252,873	211,052	61,041,821

The net unrealized appreciation (depreciation) on foreign currency transactions at April 30, 2007 on a federal income tax basis for each Fund was the same as book.

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of a Fund as of April 30, 2007 and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	4	90.72%
Global Emerging Markets Fund	4	86.18
Japan Mid Cap Fund	4	82.16
Pan European Mid Cap Fund	4	80.97

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities market.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - LINE OF CREDIT

The Trust participates in an unsecured, uncommitted line of credit agreement with State Street expiring November 2, 2007. Under the terms of the agreement, each Fund is permitted to borrow, subject to the limitations set forth in the Trust's Private Placement Memorandum, Statement of Additional Information and the 1940 Act, amounts that, in the aggregate for all Funds, will not exceed $50,000,000. The Trust pays an annual commitment fee of $5,000 which is allocated evenly to the participating Funds. Borrowings are charged interest at an annual rate equal to the then prevailing Federal Funds rate plus 0.75%, which is borne by each respective borrowing Fund. As of April 30, 2007, there were no outstanding borrowings. During the year ended April 30, 2007, the Funds did not have any significant borrowings or allocated fees.

NOTE H - TRANSACTIONS WITH "AFFILIATES"

The term "affiliate" includes companies in which there is a direct or indirect (a) ownership of, control of or, voting power over 5 percent or more of the outstanding voting shares or (b) control of, or by, or common control under, another company or persons. Transactions with affiliates by the Global Emerging Markets Fund for the year ended April 30, 2007 were as follows:

	Value at	Purchase		Sales		Value at
Affiliate	4/30/06	Cost	Shares	Cost	Shares	4/30/07
The China Heartland Fund Ltd.*	$61,907	$–	–	$87,627	16,206	$–

There was no investment income earned from these securities by the Fund during the year ended April 30, 2007.

* The China Heartland Fund Ltd., entered into a Members Voluntary Liquidation on October 26, 2006. Liquid assets of the China Heartland Fund Ltd. were distributed to shareholders and MCBT Global Emerging Markets Fund received US $3.31 per share. On April 26, 2007, the final distribution was made by the China Heartland Fund Ltd. following payment to creditors. The final distribution received by the MCBT Global Emerging Markets Fund was US $0.26 per share.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE I - NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, Results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expends disclosures about fair value measurements. Management is currently evaluating, if any, the impact the adoption of SFAS 157 may have on the Fund's financial statement disclosures.

NOTE J - PAYMENTS MADE BY AFFILIATES

During the year ended April 30, 2007, the Investment Manager agreed to fully reimburse the Global Emerging Markets Fund $634,340 for opportunity losses incurred on a trade executed incorrectly. Excluding this non-recurring income, total return would have been 0.12% lower.

Report of Independent Registered Public Accounting Firm

To the Trustees of the
Martin Currie Business Trust and
Shareholders of the
Opportunistic EAFE Fund
Global Emerging Markets Fund
Japan Mid Cap Fund, and
Pan European Mid Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Mid Cap Fund and Pan European Mid Cap Fund, each a Fund of the Martin Currie Business Trust (the "Trust") at April 30, 2007, and the results of each of their operations for the year then ended, the changes in each of their net and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopersLLP
June 21, 2007

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

ADDITIONAL FEDERAL TAX INFORMATION

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended April 30, 2007. The Funds received income from foreign sources and paid taxes to foreign countries as follows:

Fund	Foreign Source Income	Foreign Taxes Paid
Opportunistic EAFE Fund	$587,410	$33,442
Global Emerging Markets Fund	10,163,056	898,479
Japan Mid Cap Fund	985,613	68,992
Pan European Mid Cap Fund	4,602,034	326,586

The Funds designate long-term capital gain dividends for purposes of the dividends paid deduction as follows:

Fund	Long Term Capital Gain Distribution Amount
Opportunistic EAFE Fund	$–
Global Emerging Markets Fund	57,891,502
Japan Mid Cap Fund	11,624,298
Pan European Mid Cap Fund	16,241,759

Percentage of ordinary distributions which qualify for the corporate dividend received deduction:

Fund	Percentage
Pan European Mid Cap Fund	1.94%

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling toll-free 1-866-480-1888 (Attention: Jamie Sandison); and (2) on page 8 of the Trusts' Statement of Additional Information dated August 31, 2006, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-866-480-1888 (Attention: Jamie Sandison); and (2) on the website of the Securities and Exchange Commission at http://www.sec.gov.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intend to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of the Funds, you do not incur any transaction costs such as sales charges or redemption fees.

The Example is based on a $1,000 investment from November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement by the investment advisor. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2006	Ending Account Value April 30, 2007	Expenses Paid During Period* November 1, 2006 through April 30, 2007
Actual
Opportunistic EAFE Fund	$1,000.00	$1,133.03	$7.40
Global Emerging Markets Fund	1,000.00	1,181.72	5.73
Japan Mid Cap Fund	1,000.00	967.02	6.58
Pan European Mid Cap Fund	1,000.00	1,247.37	7.41
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,017.85	$7.00
Global Emerging Markets Fund	1,000.00	1,019.54	5.31
Japan Mid Cap Fund	1,000.00	1,018.10	6.76
Pan European Mid Cap Fund	1,000.00	1,018.20	6.66

*  Expenses are equal to the Funds' annualized expense ratio of 1.40%, 1.06%, 1.35% and 1.33%, for Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Mid Cap Fund and Pan European Mid Cap Fund respectively, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge by calling 1-866-480-1888.

Interested Trustee

The Trustee below is an "interested person" (as defined by the 1940 Act) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (1)	Other Directorships (2)
Timothy J.D. Hall 45	Trustee and President	2000	4	Member of the main board of Martin Currie Ltd., (parent company); Managing Director and Vice President of Martin Currie Inc. (investment adviser); Director of the following companies: Martin Currie Investment Management Ltd., (investment manager); Martin Currie Services Ltd., Martin Currie Management Ltd., Martin Currie Trustees Ltd., (trustee company); Moorgate Investment Management Ltd.; Edinburgh International Investment Trust Ltd.; The Western Canada Investment Company Ltd.	None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the 1940 Act).

Name and Age	Position(s) Held with Fund	Position Held Since	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (1)	Other Directorships (2)
Simon D. Eccles 72	Trustee	1994	4	Director of 10/10 Digital Ltd. (consultancy); Director, Sherrill House, Inc. (not-for-profit nursing home). Formerly: Chairman of, Consultant to and Director of BFS Absolute Trust PLC (closed-end fund); Chairman of Venturi Investment Trust (closed-end fund).	None

Patrick R. Wilmerding 64	Trustee	1994	4	Self-employed investment manager; Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm); and Division Executive of The First National Bank of Boston (bank).	None

Officers (Other Than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund	Position Held Since	Principal Occupations During Past Five Years (1)
Ralph M. Campbell 39	Vice President and Treasurer	2005	Director of Martin Currie Ltd. and the group of companies owned by Martin Currie Ltd. Director of Martin Currie Investment Management Ltd.; Director of Martin Currie Trustees Ltd.; Director of Martin Currie Services Ltd.; Director of Martin Currie Management Ltd.; President and Director of Martin Currie (Bermuda) Ltd.; Director of Moorgate Investment Management Ltd.; Director of Western Canada Investment Company Ltd.; Formerly: Director of Finance of GE Capital Auto Financing.

Jacqui Hughes 34	Vice President and Chief Compliance Officer	2006	Compliance officer for the group of companies owned by Martin Currie Ltd; Director of Martin Currie Investment Management Ltd.

Lorraine McFarlane 44	Senior Risk and Compliance Adviser	2002	Senior Compliance Analyst, Martin Currie Investment Management Ltd.

(1)  Previous positions during the past five years with any of the group of companies owned by Martin Currie Ltd. are omitted if not materially different from the positions listed.

(2)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Timothy J.D. Hall, Trustee and President *

Simon D. Eccles, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Jacqui Hughes, Vice President and Chief Compliance Officer

Lorraine McFarlane, Clerk

* Interested Trustee

INVESTMENT MANAGER

Martin Currie Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland
011-44-131-229-5252

Authorized and regulated by Financial Services Authority

Registered Investment Adviser with the SEC

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933. Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

(a)                       As of April 30, 2007, the registrant has adopted a code ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)                      Not applicable.

(c)                       The registrant did not amend its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)                      The registrant did not grant a waiver (including an implicit waiver) from a provision of its Code of Ethics during the period.

(e)                       Not applicable.

(f)                         The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant oversees the accounting and financial reporting of the registrant and the audits of the financial statements of the registrant.  The Trustees of the registrant who are “independent,” as such term is defined in Item 3(a)(2) of this Form N-CSR (the “Independent Trustees”), review the arrangements for and the results of the annual audit and discuss with the registrant’s independent auditors matters relating to the registrant’s financial statements.  The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002).  The registrant’s Board believes that the Independent Trustees collectively possess the knowledge and experience necessary to execute the Board’s audit oversight functions and duties.  In reaching this conclusion, the Board considered the knowledge and experience of each of the Independent Trustees, including their service on the Board since 1994, and the institutional nature of the registrant (shares of which may be sold only in private transactions to “accredited investors”).

Item 4. Principal Accountant Fees and Services.

(a) – (d)

Fees for Services Rendered to the Registrant

Fiscal Year
Ended 4/30	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2006	$194,004	$0	$28,540	$0
2007	$129,832	$0	$26,000	$0

Audit Fees shown above represent fees and expenses for services provided for the fiscal year indicated (and not the fees and expenses billed during such year).

Tax Fees represent fees and expenses for services rendered to the registrant for tax return review and signing and review of required income and capital gains distribution calculations.  The amounts shown above represent fees and expenses billed during the fiscal year indicated above.

(e)(1) The registrant’s Board of Trustees has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Board pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Board who is an Independent Trustee is authorized to pre-approve a proposed engagement that arises between regularly scheduled Board meetings and that needs to commence prior to the next regularly scheduled meeting. Such Independent Trustee must report to the full Board at its next regularly scheduled meeting on the pre-approval decision.  The pre-approval procedures also provide that certain specific types of engagements in amounts less than $10,000 are pre-approved without further action of the Board.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees

2006	$28,540
2007	$26,000

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to the registrant.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)  There have been no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act)  that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Timothy J.D. Hall
Name:	Timothy J.D. Hall
Title:	President
Date:	July 5, 2007

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 5, 2007	By:	/s/ Timothy J.D. Hall
	Name:	Timothy J.D. Hall
	Title:	President

Date: July 5, 2007	By:	/s/ Ralph Campbell
	Name:	Ralph Campbell
	Title:	Treasurer

EXHIBIT LIST

12(a)(1)	Code of Ethics.
12(a)(2)(i)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.
12(a)(2)(ii)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.